SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 13, 2014

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On January 13, 2014, Alliance Data Systems Corporation (the “Company”) provided notice to the holders of the Company’s 4.75% Convertible Senior Notes due 2014 (the “Convertible Senior Notes due 2014”), which are scheduled to mature on May 15, 2014, that the Company intends to satisfy its obligation for all conversions occurring on or after January 13, 2014 by paying solely cash.

Beginning January 13, 2014, the settlement amount for the Convertible Senior Notes due 2014 will be computed based on a cash settlement averaging period that will extend from March 17, 2014 through May 12, 2014.  Such amounts will be paid to the holders of record at the maturity date, which is May 15, 2014.

Separately but concurrently with the sale of the Convertible Senior Notes due 2014, the Company entered into warrant transactions whereby it sold to J.P. Morgan Securities Inc., as agent to JPMorgan Chase Bank, National Association, London Branch; Bank of America, N.A.; and Barclays Capital Inc., as agent for Barclays Bank PLC warrants to acquire, subject to customary anti-dilution adjustments, up to approximately 7.3 million shares of the Company’s common stock at an initial strike price of approximately $70.54 (the “2014 Convertible Note Warrants”). The 2014 Convertible Note Warrants will be exercisable and will expire in 79 equal tranches of 45,331 warrants and an 80th tranche of 45,405 warrants with respect to Bank of America and will be exercisable and will expire in 79 equal tranches of 22,665 warrants and an 80th tranche of 22,741 or 22,743 with respect to Barclays and JPMorgan, respectively, beginning on August 13, 2014 and continuing on each business day through December 4, 2014.  The 2014 Convertible Note Warrants will not be settled at the maturity of the Convertible Senior Notes due 2014.

The Convertible Senior Notes due 2014 are governed by an indenture dated as of June 2, 2009 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, National Association, as trustee.  The descriptions of the Indenture contained herein are qualified in their entirety by reference to the full text of such Indenture, a copy of which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2009 and is incorporated by reference herein.

A copy of the notice is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

4.1
Indenture, dated as of June 2, 2009, by and between Alliance Data Systems Corporation and The Bank of New York Mellon Trust Company, National Association, as Trustee (including the form of the Company’s 4.75% Convertible Senior Note due May 15, 2014)(incorporated by reference to Exhibit No. 4.1 to Current Report on Form 8-K filed with the SEC on June 2, 2009, File No. 001-15749).

99.1	Notice dated January 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: January 13, 2014	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

4.1
Indenture, dated as of June 2, 2009, by and between Alliance Data Systems Corporation and The Bank of New York Mellon Trust Company, National Association, as Trustee (including the form of the Company’s 4.75% Convertible Senior Note due May 15, 2014)(incorporated by reference to Exhibit No. 4.1 to Current Report on Form 8-K filed with the SEC on June 2, 2009, File No. 001-15749).

99.1	Notice dated January 13, 2014.